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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)              December 20, 2005

                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                         1-9550                62-1691861
-------------------------------        --------------       --------------------
(STATE OR OTHER JURISDICTION            (COMMISSION           (I.R.S. EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)


         One Thousand Beverly Way
           Fort Smith, Arkansas                                     72919
------------------------------------------                  --------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE                 (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2005, Beverly Enterprises, Inc. (the "Company") entered into a Fourth Amendment to Agreement and Plan of Merger (the "Fourth Amendment") with Pearl Senior Care, Inc. ("PSC"), PSC Sub, Inc., a wholly-owned subsidiary of PSC ("PSC Sub"), and Geary Property Holdings, LLC ("GPH", and together with PSC and PSC Sub, the "Parent Group")). The Fourth Amendment, among other things, (i) accelerates to 2005 certain employee compensation payments to be made in connection with the merger; (ii) requires Fillmore Capital Partners to provide a $10 million letter of credit to be used towards funding a portion of these compensation payments in the event the merger agreement is terminated by the Company under certain circumstances and certain other conditions are met; and
(iii) extends the date by which the merger must be completed from March 1, 2006 to March 31, 2006.

The parties' obligations are subject to other conditions of closing, each as set forth in the Merger Agreement. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, a copy of which is included as Exhibit 2.1 hereto and is incorporated by reference herein.

ITEM 8.01  OTHER EVENTS

On December 20, 2005, in connection with the execution of the Fourth Amendment, the Company received a Letter of Credit from Morgan Stanley Asset Funding Inc. (the "Letter of Credit"). The Letter of Credit is attached hereto as Exhibit
99.1 and incorporated herein by reference.

On December 21, 2005, the Company issued a press release announcing the execution of the Fourth Amendment, a copy of which is attached hereto as Exhibit
99.2 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Exhibits

         Exhibit No.        Exhibit
                 2.1        Fourth Amendment to Agreement and Plan of Merger,
                            dated as of December 20, 2005, by and among Beverly
                            Enterprises, Inc., Pearl Senior Care, Inc., PSC Sub,
                            Inc. and Geary Property Holdings, LLC

                99.1 Letter of Credit, dated December 20, 2005, from Morgan Stanley Asset Funding, Inc.

                99.2        Press release, dated December 21, 2005


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2005          BEVERLY ENTERPRISES, INC.


                                   By:     /s/ Pamela H. Daniels
                                           -------------------------------------
                                   Name:   Pamela H. Daniels
                                   Title:  Senior Vice President, Controller and
                                           Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
        2.1       Fourth Amendment to Agreement and Plan of Merger, dated as of
                  December 20, 2005, by and among Beverly Enterprises, Inc.,
                  Pearl Senior Care, Inc., PSC Sub Inc. and Geary Property
                  Holdings, LLC

        99.1 Letter of Credit, dated December 20, 2005, from Morgan Stanley Asset Funding, Inc.

        99.2      Press release, dated December 21, 2005